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                                                                   EXHIBIT a(20)

                                                             RECEIVED
                                                            JAN 6 2000
                                                   SECRETARY OF THE COMMONWEALTH
                                                   CORPORATIONS DIVISION

                                 PILGRIM TRUST

                CERTIFICATE OF AMENDMENT OF DECLARATION OF TRUST
                          AND REDESIGNATION OF SERIES

         The Undersigned being all of the trustees of the PILGRIM TRUST, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 and
Section 5.11 of the Trust's Declaration of Trust dated December 17, 1993, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to redesignate a series of the Trust, as follows:

         The "Northstar Galaxy Trust Income and Growth Portfolio" is redesigned the "Northstar Galaxy Trust Emerging Growth Portfolio".

IN WITNESS WHEREOF, the undersigned have this day signed this Certificate of Amendment of Declaration of Trust.

Dated: November 9, 1998

  /s/ John G. Turner                               /s/ Mark L. Lipson
----------------------------                    ------------------------------
      John G. Turner                                   Mark L. Lipson

  /s/ Paul S. Doherty                              /s/ Robert B. Goode
----------------------------                    ------------------------------
      Paul S. Doherty, Esq.                            Robert B. Goode, Jr.

  /s/ David W. Wallace                            /s/  Walter H. May
----------------------------                    ------------------------------
      David W. Wallace                                 Walter H. May

  /s/ David W.C. Putnam                           /s/  Alan L. Gosule
----------------------------                    ------------------------------
      David W.C. Putnam                                Alan L. Gosule, Esq.

  /s/ John R. Smith
----------------------------
      John R. Smith